SCHEDULE 14A

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


           AETNA LIFE AND CASUALTY COMPANY AND U.S. HEALTHCARE, INC.
              (Name of Registrant as Specified In Its Charter)


           AETNA LIFE AND CASUALTY COMPANY AND U.S. HEALTHCARE, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

               Aetna Life and Casualty Company Common Capital Stock without par value

               U.S. Healthcare, Inc. Common Stock, par value $0.005 per share

               U.S. Healthcare, Inc. Class B Stock, par value $0.005 per share

         (2)   Aggregate number of securities to which transaction applies:

               115,187,158 shares of Aetna Life and Casualty Company Common Capital Stock

               139,512,162 shares of U.S. Healthcare, Inc. Common Stock

               14,429,867 shares of U.S. Healthcare, Inc. Class B Stock

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

               $71.3125 per share of Aetna Life and Casualty Company Common Capital Stock

               $51.9375 per share of U.S. Healthcare, Inc. Common Stock and per share of U.S. Healthcare, Inc. Class B Stock

         (4)   Proposed maximum aggregate value of transaction:

                              $16,209,648,336(1)

- ------------
     (1) For purposes of calculating the filing fee only. Upon consummation of the Mergers, (i) each outstanding share of Aetna Life and Casualty Company Common Capital Stock without par value will be converted into the right to receive one share of Aetna Inc. Common Stock, par value $0.01 per share, together with one right (a "Parent Right") issued pursuant to a Rights Agreement effective as of the date of the consummation of the Mergers, and (ii) each outstanding share of U.S. Healthcare, Inc. Common Stock, par value $0.005 per share, and U.S. Healthcare, Inc. Class B Stock, par value $0.005 per share, will be converted into the right to receive (a) 0.2246 shares of Aetna Inc. Common Stock, par value $0.01 per share, together with 0.2246 Parent Rights, (b) 0.0749 shares of Aetna Inc. 6.25% Class C Voting Preferred Stock, par value $0.01 per share, and (c) $34.20 in cash. The proposed maximum aggregate value of the transactions described in the preliminary proxy materials is equal to $16,209,648,336 (calculated based on the sum of (i)(a) the number of shares of Aetna Life and Casualty Company Common Capital Stock outstanding as of March 31, 1996 times (b) the average of the high and low reported prices of Aetna Life and Casualty Company Common Capital Stock on April 17, 1996, plus (ii)(a) the number of shares of U.S. Healthcare, Inc. Common Stock plus the number of shares of U.S. Healthcare, Inc. Class B Stock outstanding as of March 31, 1996 times (b) the average of the high and low reported prices of U.S. Healthcare, Inc. Common Stock on April 17, 1996.


[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously Paid:

               $3,241,929.67

         (2)   Form, Schedule or Registration Statement No.:

               Schedule 14A

         (3)   Filing Party:

               Aetna Life and Casualty Company and U.S. Healthcare, Inc.

         (4)   Date filed:

               April 22, 1996


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO




AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO

Aetna is Predominately a Healthcare Company

Graphics - Pie chart illustrating
HEALTH-Aetna & U.S. Healthcare 68%
INT'L - 9%
ARS 23%

HEALTH 68% broken out
U.S. Healthcare - 22%
Aetna Health Plans - 46%

                    1995 Combined Revenue of $16.6 billion


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Aetna and U.S. Healthcare are an Excellent Strategic Fit


Aetna's Strengths

o        National Presence
o        Strong National Brand Name
o        Servicing Multi-Site National Commercial Customers
o        Diverse Product Portfolio
o        Large National Account Retiree Base


US Healthcare's Strengths

o        Medical Management
o        Retail Marketing
o        Clinical Information Systems
o        Competitive Price and Strong Operating Margins
o        Quality Measurement and Analysis
o        Strong Medicare Growth Results


Combined Strengths

o        Quality of Healthcare
o        Geographic Diversification and Critical Mass
o        Strong Management Talent
o        Revenue and Expense Synergies
o        Strong Medicare Growth Opportunity


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO

Graphic - Time Line

                  Transaction Closing Within 90 Working Days

       April                        May                  June-July           7/18             7/19
o Aetna/U.S.            Hart-Scott-Rodino Waiting      o CT Hearing      Shareholder      Transaction
Healthcare              Period Expired                 (6/7)             Meetings         expected to
Merger                  (5/13)                                                            close
Announced                                              o GA Hearing
(4/1)                                                  (6/11)

o Hart-Scott                                           o Proxy
Rodino Filed                                           Prospectus
(4/12)                                                 Declared
                                                       Effective by
o State                                                SEC (6/12)
Regulatory
Filings Made                                           o Proxy
                                                       Prospectus
                                                       Distributed
                                                       (6/13)

                                                       o All State
                                                       Approvals
                                                       Granted




AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO

Integration Ready to Begin

Graphic - Time Line

         4/1                     April                  May - July
                                                    Integration Begins
Aetna/U.S.               o First Integration      o Finalized Expanded
Healthcare Merger        Team Meeting Held        Organization
Announced                                         Structure
                         o Core Team and          o Finalized Synergy
                         Subteams Formed          Assessment and
                                                  Action Plan
                                                  o Began training for
                                                  400 sales and 100
                                                  medical delivery
                                                  jobs
                                                  o Completed full
                                                  integration plan



AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


After-Tax Enhancements of $300 Million are Achievable



GRAPHIC CHART 0-300
              1996 - 1998

                                1996      1997      1998
Medicare                                    12        50
National/Commerc                   1        10        30
Cross Sell                                  20        20
Medical                            9        23        60
Overlap Markets                    2        23        60
Sales & Back Offc                  1        60        70
Other/IT                           1        20        40


Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previsouly filed by Aetna and U.S. Healthcare



AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Core Team Established

                           Chairman, CEO & President
                                  Ron Compton


                                 Co-Presidents
                                 Mike Cardillo
                               Joe Sebastianelli


           Core Functions                   Core Functions
Jim Dickerson - CFO                      Frolly Boyd - Group
                                         Insurance
Daniel Messina -                         Rich Wolfson -
Financial                                Pharmacy
Tom McInerney -                          Bruce Campbell -
National Accounts                        Specialty
                                         Products/Healthways
Abbie Leibowitz -                        Scott Striegel -
Medical                                  Operations
Nick Hanchak - USQA
Tim Nolan -
Sales/Marketing
David Simon - Legal                      Max Gould -
                                         Information
                                         Technology


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Marketplace is Shifting to Managed Care

Expanded Organizational Structure Announced


CORE                             Core Team
o Sets strategy,
  policy and
  business standards

REGIONS          Medical               Region            Operations
o Delivers        (6)               Managers (6)            (6)
  healthcare and
  customer service

o Northeasto Dr. Robert Roy       o Sal Uglietta      o Mary Moriconi
o Mid-Atlantico Dr. Jay Krakovitz o Chuck Scott       o Nancy Cocozza
o Southeasto Dr. Sharon Lewis     o Scott Murphy      o Al Austin
o Mid-Westo Dr. Harold Zarkowski  o Ed Dulik          o Susan Sullivan
o West Centralo Dr. Jim Tucci     o John Coyle        o Laurie Brubaker
o Western o Dr. Howard Arkans     o Tom Williams      o Dan Hoffman

LOCAL


o Focuses on functions            General Managers
  that need to be close
  to the customer:               o 33 general managers
  sales and provider               announced
  contracting and relations


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Americans Aged 64 and under 223 million

Graphic -      Two pie charts illustrating 1995 and 1998
                     Total Population 89,000,000

1995 -               70% Managed Care
                     30% Traditional Indemnity Plan

2000 -               88% Managed Care
                     12% Traditional Indemnity Plan

40 Million Shift


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Medicare is Shifting to Managed Care

Graphic -      Two pie charts illustrating 1995 and 1998
               Medicare Population 37 million

1995 -         10% HMOs
               90% Traditional Fee for Service

2000 -         50% HMOs
               50% Traditional Fee for Service

15 Million Shift


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


$100 Million of Revenue Synergies


Graphic - Bar graph:

                                                  1998
Medicare                                            50
National/Commerc                                    30
Cross Sell                                          20
Medical                                             60
Overlap Markets                                     30
Sales & Back Offic                                  70
Other/IT                                            40


Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previously filed by Aetna and U.S. Healthcare


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Leading Health Care Benefits Company


As of March 31, 1996
(Millions)

                             Non-Risk      Risk      Total
                            ----------    ------    -------
HMO                            0.3         2.6        2.9
POS                            2.6         1.1        3.7
PPO                            2.3         1.4        3.7
Indemnity                      3.2         0.6        3.8
                            ----------    ------    -------
Total Health                   8.4         5.7       14.1
                            ==========    ======    =======
                               60%         40%       100%
                            ==========    ======    =======
Specialty Health               22.3        5.0       27.3
                            ==========    ======    =======



Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previously filed by Aetna and U.S. Healthcare





AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Overall at Risk

Membership Goals are Conservative

Graphic Chart illustrating 1996 - 1998 Annualized Growth

9.0%  Base Growth
1.3%  Medicare Synergies
2.7%  Commercial Synergies
13.0% Total

Base Plan Assumes - Flat Membership for Aetna Health
                        - Mid Teens for USHC




Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previously filed by Aetna and U.S. Healthcare


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Commercial Risk HMO/POS Growth will Accelerate

Graphic Chart illustrating 1996 - 1998 Annualized Growth

9.0%  Base Plan
1.3%  Medicare Synergies
2.7%  Commercial Synergies
13.0% Total

o Minimize Large Account Seepage
o Use Direct Sales Force in non-overlapped markets


Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previously filed by Aetna and U.S. Healthcare


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Medicare Risk Growth is a Key Component of Revenue Synergies


Graphic Chart illustrating 1996 - 1998 Annualized Growth

9.0% Base Growth
1.3% Medicare Synergies
2.7% Commercial Synergies
13.0% Total

o Entry into 24 Markets by the end of 1998
o Large Account Opportunity
o Assume 3% Market Penetration


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Cross Selling Opportunities


o Life and Disability Group Products

o Pharmacy

o Other Specialty Health (Dental, Behavioral Science)



AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO




24 HMO States in 6 Geographic Regions


Graphic Chart -            Map of the 48 contiguous states divided into
                           regions illustrating Aetna, U.S. Healthcare and their overlap

Western - Tom Williams
West Central - John Coyle
Mid-West - Ed Dulik
Northeast - Sal Uglietta
Mid-Atlantic - Chuck Scott
Southeast - Scott Murphy

       AETNA             US HEALTHCARE      OVERLAP
         CA                   RI              NY
         AZ                   MA              CT
         TX                   NH              MO
         LA                                   VA
                                              SC
                                              GA



AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO




Expansion into 7 States in December 1996


Graphic Chart -            Map of the 48 contiguous states divided into
                           regions illustrating Aetna, U.S. Healthcare and their overlap, and the 1996 Expansion States

Western - Tom Williams
West Central - John Coyle
Mid-West - Ed Dulik
Northeast - Sal Uglietta
Mid-Atlantic - Chuck Scott
Southeast - Scott Murphy

       AETNA             US HEALTHCARE      OVERLAP
         CA                   RI              NY
         AZ                   MA              CT
         TX                   NH              MO
         LA                                   VA
                                              SC
                                              GA
1996 Expansion MI, CO, OK, KS, MO, AK, NV



AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO




Expansion into 19 States December 1997


Graphic Chart -            Map of the 48 contiguous states divided into
                           regions illustrating Aetna, U.S. Healthcare and their overlap, the 1996 Expansion and the 1997
                           Expansion.

Western - Tom Williams
West Central - John Coyle
Mid-West - Ed Dulik
Northeast - Sal Uglietta
Mid-Atlantic - Chuck Scott
Southeast - Scott Murphy


       AETNA             US HEALTHCARE      OVERLAP
         CA                   RI              NY
         AZ                   MA              CT
         TX                   NH              MO
         LA                                   VA
                                              SC
                                              GA
1996 Expansion MI, CO, OK, KS, MO, AK, NV

1997 Expansion - VT, ME, AL, MS, WI, OH, NM, VT, WY, ND,SD, NB, IW, MN, Wa, OR, ID, VT


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


$60 Million of Medical Synergies is Achievable

Graphic Chart
                                                  1998
Medicare                                            50
National/Commerc                                    30
Cross Sell                                          20
Medical                                             60
Overlap Markets                                     30
Sales & Back Offic                                  70
Other/IT                                            40


Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previously filed by Aetna and U.S. Healthcare


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Patient Management

o Clinical Information Systems
o Expanded Information Systems
o Utilization Rationalization






AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Contracting

o Excess Provider Capacity
o Expanded Full Risk Contracts
o Provider Payment Levels




AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Aetna's Committed to Quality

o        11 of our HMOs have achieved full NCQA accreditation status

o        3 of our HMOs have achieved one-year accreditation status

o        USQA assures high quality cost effective care




AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


$140 Million of SG&A Synergies

                                                  1998
Medicare                                            50
National/Commerc                                    30
Cross Sell                                          20
Medical                                             60
Overlap Markets                                     30
Sales & Back Offic                                  70
Other/IT                                            40



Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previously filed by Aetna and U.S. Healthcare



AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


SG&A Savings


Combined SG&A Expenses                             $ 2.2 Billion
Benchmark Range                                      10 - 20 %
Potential After Tax Savings                        $ 143 - 286 million

Aetna Projected After Tax SG&A Savings             $ 140 million



Note: Please see "Factors For Forward Looking Information" in merger proxy, and please see other SEC documents previously filed by Aetna and U.S. Healthcare


AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Sales and Back Office -- Consolidating Aetna Operations Centers


Graphic chart of the United States and the Commonwealth of Puerto Rico broken down in to 8 sections listing Operations Centers

AK1      LA1   CT1
WA1      WI1   PA4
OR1      MI7   DE2
CA4      IL3   VA1
ND1      IN7   NC1
MN2      OH3   GA2
KS1      KY1   FL1
OK1      TN2   MA1
TX4      NY1   PR1


Aetna (41) and USHC (3) Service Centers -- 8 to 13



AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Overlap Markets and Other/IT


Overlap Markets                        Other/IT

o Offices                              o IT Development
o Finance/Administration               o IT Operations/System
o Sales                                  Consolidations
o Network Management                   o Headquarter
o Medical Management                     Redundancies




AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Healthcare Application Transition Plan
Business                       Current # of      Future # of
Application                    Platforms         Platforms
- ---------------------------    --------------    --------------
Marketing/Sales                15                8
Pricing                        10                2
Employer Services              32                3
Member Services                21                3
Provider Services              34                10
Health Management              7                 3
Provider Payments              11                2
Specialty Health               10                8




AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO


Aetna should Create Significant Cash Flow from Operations



$ Millions


1995 Combined Operating Earnings                    $855

Revenue Enhancements and
Expense Opportunities                                300

Additional Interest Expense                          (65)

Adjusted Operating Earnings                        1,090

Mandatorily Convertible Preferred Stock              (55)

Dividends (10-20% Payout)                           (120)-(125)

Pro-Forma Cash Flow from Operations                 $910 -$915




AETNA LIFE AND CASUALTY                      US HEALTHCARE, INC. LOGO
COMPANY LOGO